UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 30, 2011

HuntMountain Resources Ltd.
(Exact Name of Registrant as Specified in its Charter)

Washington	001-01428	68-0612191
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1611 N. Molter Road, Ste. 201, Liberty Lake, WA	99019
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (509) 892-5287

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Change in Registrant’s Certifying Accountant

Effective on June 30, 2011, HuntMountain Resources Ltd. (the “Registrant”) engaged the services of a new independent audit firm, Malone Bailey LLP of Houston, Texas. The Registrant’s previous principal registered independent public accountant, Behler Mick PS (“Behler Mick”), had resigned effective April 14, 2011. Malone Bailey LLP has been engaged to audit the Registrant’s most recent fiscal year ended December 31, 2010 and provide review services for interim quarterly periods as the Registrant sets out to bring its filings current with the Securities and Exchange Commission.

In Behler Mick’s principal accountant reports on the Registrant’s financial statements for each of the most recent two fiscal years ended December 31, 2009 and 2008 for which they provided an audit opinion, no adverse opinion was issued and no opinion of Behler Mick was modified as to audit scope or accounting principles. Behler Mick’s principal accountant reports on the Registrant’s financial statements for the last two audited fiscal years ended December 31, 2009 and 2008 each contained a disclaimer paragraph concerning uncertainty as to the Registrant’s ability to continue as a going concern. The financial statements did not include any adjustments that might have resulted from the outcome of this uncertainty. No other reports in each of the past two fiscal years contained a disclaimer of opinion or were modified as to uncertainty.

The engagement of Malone Bailey was recommended and approved by the Registrant’s Board of Directors.

In the two most recent fiscal years and any interim period preceding the resignation of Behler Mick, the Registrant is not aware of any disagreements with Behler Mick on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Behler Mick, would have caused it to make references to the subject matter of the disagreement(s) in connection with its report.

The Registrant is not aware of any reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K) that have occurred during the two most recent fiscal years and the interim period preceding the dismissal of Behler Mick.

Behler Mick has been provided the disclosure in this Current Report on Form 8-K, and in return, has provided a letter commenting on the disclosure, pursuant to Item 304(a)(3) of Regulation S-K, which is attached as Exhibit 16.1 upon receipt by the Registrant.

Item 9.01. Financial Statements and Exhibits

Exhibit	Description
16.1	Letter from Behler Mick regarding change in certifying accountant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HuntMountain Resources, Ltd.
(Registrant)

Dated: July 6, 2011	By: /s/ Tim Hunt
Tim Hunt
Chief Executive Officer